NATIONWIDE MUTUAL FUNDS
Nationwide Bond Fund
Nationwide Core Plus Bond Fund
Nationwide Government Money Market Fund
Nationwide Inflation-Protected Securities Fund
Nationwide Loomis Core Bond Fund
Nationwide Loomis Short Term Bond Fund

Supplement dated March 12, 2020
to the Prospectus dated February 28, 2020

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Nationwide Government Money Market Fund

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Mutual Funds held on March 11, 2020, the Board approved the termination of Federated Investment Management Company (“Federated”) as the subadviser to the Nationwide Government Money Market Fund (the “Fund”), and the appointment of Dreyfus Cash Investment Strategies, a division of BNY Mellon Investment Adviser, Inc. (“Dreyfus CIS”) as the Fund’s new subadviser, effective on or about July 1, 2020 (the “Effective Date”).

2.	As of the Effective Date, the Prospectus is amended as follows:

a.	All references to, and information regarding, Federated in the Prospectus are deleted in their entirety.

b.	The information under the heading “Portfolio Management – Subadviser” on page 12 of the Prospectus is deleted in its entirety and replaced with the following:

Dreyfus Cash Investment Strategies, a division of BNY Mellon Investment Adviser, Inc.

c.	The following paragraph is added under the heading “Fund Management – Subadvisers” on page 44 of the Prospectus:

DREYFUS CASH INVESTMENT STRATEGIES (“DREYFUS CIS”), A DIVISION OF BNY MELLON INVESTMENT ADVISER, INC. (“BNYMIA”), located at 200 Park Avenue, New York, NY 10166, is the subadviser to the Nationwide Government Money Market Fund. Dreyfus CIS was formed as a division of The Dreyfus Corporation in January 2009. Effective June 3, 2019, The Dreyfus Corporation changed its name to BNY Mellon Investment Adviser, Inc. and its division, BNY Mellon Cash Investment Strategies changed its name to Dreyfus Cash Investment Strategies.

3.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about Dreyfus CIS.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE